UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 2005
                                                         ---------------


                        Investors Capital Holdings, Ltd.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


Massachusetts                  1-16349             04-3284631
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(State or other jurisdiction   (Commission         (IRS Employer
of incorporation)              File Number)        Identification No.)


230 Broadway East, Lynnfield, Massachusetts  01940
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (800) 949-1422
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1: Press Release dated August 15, 2005


Item 9.  Regulation FD Disclosure

Investors Capital Holdings, Ltd. has reported its earnings results for the first Quarter ended June 30, 2005. The Company's press release dated August 15, 2005, announcing the results, is attached hereto as an Exhibit. All the statements and information in this Form 8-K are hereby furnished under Item 12 (Results of Operations and Financial Condition).


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 15, 2005        By: /s/Timothy B. Murphy
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                                 Timothy B. Murphy
                                 Chief Financial Officer, Chief Accounting
                                 Officer, Treasurer, Executive Vice President, and Director


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number              Description
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99.1                Investors Capital Holdings Announces  Impressive Revenues of
                    $15.2 Million For First Fiscal Quarter